Exhibit 10.22

WAIVER AND AMENDMENT TO PURCHASE AGREEMENT

This WAIVER AND AMENDMENT TO PURCHASE AGREEMENT (“Waiver and Amendment”), dated and effective as of December 17, 2004 (the “Amendment Effective Date”), is executed by and among FREIGHTCAR AMERICA, INC., formerly JAC Holdings International, Inc., a Delaware corporation (“Company”) and the Purchasers identified on Schedule A hereto (the “Purchasers”).

R E C I T A L S:

A. Company and Purchasers entered into that certain Purchase Agreement, dated as of June 3, 1999 among Credit Parties and Purchasers, as amended pursuant to that certain Waiver and Amendment No. 1 to Purchase Agreement dated September 11, 2004 (as the same may be amended, supplemented, restated or otherwise modified, the “Purchase Agreement, and, together with all documents executed in connection therewith, the “Financing Documents”).

B. Company requests and Purchasers are agreeable to waiving violations by the Credit Parties of certain financial covenants and making certain amendments to the Financing Documents, pursuant and subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company and Purchasers hereby agree as follows:

A G R E E M E N T S:

1 RECITALS. The foregoing Recitals are hereby made a part of this Waiver and Amendment.

2 DEFINITIONS. Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Financing Documents.

3 WAIVER OF DEFAULTED COVENANTS. Company has informed the Purchasers that (i) EBITDA for the Covenant Computation Periods ending June 30, 2004 and September 30, 2004 was less than the $6,500,000 required under the applicable Financing Documents; (ii) the Interest Coverage Ratio for the Covenant Computation Periods ending March 31, 2004, June 30, 2004, and September 30, 2004 was less than the allowed 3.50 1.00 set forth in the Financing Documents; (iii) the Fixed Charge Coverage Ratio for the Covenant Computation Periods ending March 31, 2004, June 30, 2004, and September 30, 2004 was less than the allowed 1.05 to 1.00 set forth in the Financing Documents and (iv) the Leverage Ratio for the Covenant Computation Periods ending September 30, 2004 was more than as allowed as set forth in the Financing Documents (collectively, the “Defaulted Covenants”). Company agrees and acknowledges that, as a result of the occurrence of such Defaulted Covenants, an Event of Default has occurred and is continuing under the Financing Documents. Company has, therefore, requested that Purchasers waive compliance with the Defaulted Covenants for the

Covenant Computation Periods ending March 31, 2004, June 30, 2004, and September 30, 2004, as well as the resulting Events of Default.

In addition, Company has informed Purchasers that Company has forecasted that Co-Borrowers (as defined in the Purchase Agreement) do not anticipate the ability to achieve compliance with the minimum EBITDA, Fixed Charge Coverage, Interest Rate Coverage Ratio or the Leverage Ratio for the Covenant Calculation Period ending December 31, 2004 (the “Additional Defaulted Covenants”). Company has therefore requested that Purchasers waive compliance with the Additional Defaulted Covenants for the Covenant Computation Period ending December 31, 2004.

Purchasers hereby waive: (a) compliance with the Defaulted Covenants and the Additional Defaulted Covenants for the Covenant Computation Periods ending March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 and (b) the Events of Default occurring by reason of the Credit Parties’ failure to comply with the Defaulted Covenants and the Additional Defaulted Covenants, solely for the Covenant Computation Periods ending March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 and (c) Purchasers’ remedies under the Financing Documents with respect to the Defaulted Covenants and the Additional Defaulted Covenant and the subsequent Events of Default. This waiver shall be narrowly construed and shall neither extend to any other violations under, or default of, the Financing Documents, nor shall this waiver prejudice any rights or remedies which the Purchasers may have or be entitled to with respect to such future violations or defaults.

4. AMENDMENTS TO THE FINANCING DOCUMENTS.

(a) Purchasers acknowledge and agree that the financial covenants contained in Section 7.14 of the Purchase Agreement shall be calculated in a manner consistent with the Revolving Facility (as defined in the Purchase Agreement), in each case, as the Revolving Facility (as amended pursuant to that certain Waiver and First Amendment to LaSalle Credit Agreement, First Amendment to Subordination Agreement, Reaffirmation of Guaranties and Subordination Agreement dated as of December 17, 2004 among the Company, the Purchasers, LaSalle Bank National Association and the other Credit Parties named therein) is in effect on the Amendment Effective Date. For the avoidance of doubt, “Amendment Effective Date” shall mean the date of this Waiver and Amendment.

(b) Minimum EBITDA. Section 7.14(d) of the Purchase Agreement is hereby amended in its entirety to read as follows:

“(d) Minimum EBITDA. As of each Covenant Computation Date, the Co-Borrowers will achieve minimum EBITDA (plus expenses and/or settlement costs, without duplication, of up to $9,200,000 in the aggregate related to the Pending Employment Litigation plus non-cash expenses relating to the Borrower’s employee stock option plan plus the TTX Losses) for the Consolidated Group of not less than $6,500,000.”

(c) TTX. The following new defined terms are hereby added to the definitions the Purchase Agreement in their appropriate alphabetical position to read as follows:

“TTX” means TTX Company, located at 101 N. Wacker Drive, Chicago, Illinois 60606.

“TTX Losses” means the losses in 2004 on order 1400-964 to manufacture boxcars for TTX.

5 REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce Purchasers to enter into this Waiver and Amendment, the Company hereby certifies, represents, warrants and covenants that:

5.1 Organization. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with full and adequate corporate power to carry on and conduct its business as presently conducted. The Company is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing. The articles of incorporation and bylaws, resolutions and incumbency certificate of the Company have not been changed or amended since the most recent date that certified copies thereof were delivered to Purchasers except in connection with the name change from JAC Holdings International, Inc. to FreightCar America, Inc. (the “Name Change”). The exact legal name of the Company is as set forth in the preamble hereto. Other than in connection with the Name Change, the Company will not change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure.

5.2 Authorization. The Company is duly authorized to execute and deliver this Waiver and Amendment and is and will continue to be duly authorized to borrow monies under the Financing Documents, as amended hereby, and to perform its obligations under the Financing Documents, as amended hereby.

5.3 No Conflicts. The execution and delivery of this Waiver and Amendment and the performance by the Company of its obligations under the Financing Documents to which the Company is a party, as amended hereby, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of the Company or of any agreement binding upon the Company.

5.4 Validity and Binding Effect. The Financing Documents, as amended hereby, are a legal, valid and binding obligation of the Company a party thereto, enforceable against the Company a party thereto in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

5.5 Compliance with Financing Documents. The representation and warranties set forth in the applicable Financing Documents, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to Purchasers and except for such changes as are specifically permitted under the applicable Financing Documents. In addition, except for the Defaulted

Covenants, the Credit Parties have complied with and are in compliance with all of the covenants set forth in the Financing Documents, as amended hereby.

5.6 No Event of Default. As of the date hereof and except for the Event of Default occurring as a result of the Defaulted Covenants, no Event of Default under the Financing Documents, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

5.7 Offering. The Company intends to increase the capitalization of the Company by means of selling shares of its common stock, following the reclassification of the Company’s Class A voting common stock and Class B nonvoting common stock, through an underwritten initial public offering (the “Offering”) and to file a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with the Offering. The Company covenants and agrees to the Purchasers that the net proceeds of the Offering shall be used to, among other things, redeem all of the outstanding indebtedness of (i) GE (as defined in the Purchase Agreement), (ii) LaSalle (as defined in the Purchase Agreement) and (iii) the Purchasers as evidenced by the Notes in accordance with their terms on the closing date of the Offering.

6. CONDITIONS PRECEDENT. This Waiver and Amendment shall become effective as of the date above first written after receipt by Purchasers of the following:

6.1 Agreement. This Waiver and Amendment duly executed by the parties hereto.

6.2 Counsel Fees. Company agree to reimburse Purchasers for legal expenses in connection with this Waiver and Amendment in an amount not to exceed $5,000.

5.3 GE and LaSalle Waivers. Both GE and LaSalle shall have executed their respective waivers.

6.4 Other Documents. Such other documents, certificates and/or opinions of counsel as Purchasers may request.

7 GENERAL.

7.1 Governing Law; Severability. This Waiver and Amendment shall be construed in accordance with and governed by the laws of New York. Wherever possible each provision of the Financing Documents and this Waiver and Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Financing Documents and this Waiver and Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Financing Documents and this Waiver and Amendment.

7.2 Successors and Assigns. This Waiver and Amendment shall be binding upon the Company and Purchasers and their respective successors and assigns, and shall inure to the benefit of Company and Purchasers and the successors and assigns of Purchasers.

7.3 Continuing Force and Effect of Financing Documents and Subordination Agreement. Except as specifically modified or amended by the terms of this Waiver and Amendment, all other terms and provisions of the Financing Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. Each of Company and the Purchasers, by execution of this Waiver and Amendment, hereby reaffirms, assumes and binds themselves to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Financing Documents and all other documents executed in connection therewith.

7.4 This Waiver and Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the date first above written.

FREIGHTCAR AMERICA, INC., formerly JAC Holdings International, Inc.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP		GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.
By: GoldenTree Asset Management, LP		By: GoldenTree Asset Management, LP

By	/s/ Thomas H. Shandell	By	/s/ Thomas H. Shandell
	Name: Thomas H. Shandell		Name: Thomas H. Shandell
	Title: Partner		Title: Partner

GOLDENTREE HIGH YIELD MASTER FUND, LTD.		GOLDENTREE HIGH YIELD MASTER FUND II, LTD.
By: GoldenTree Asset Management, LP		By: GoldenTree Asset Management, LP

By	/s/ Thomas H. Shandell	By	/s/ Thomas H. Shandell
	Name: Thomas H. Shandell		Name: Thomas H. Shandell
	Title: Partner		Title: Partner

GOLDENTREE HIGH YIELD VALUE MASTER FUND, L.P.		SAFETY NATIONAL CASUALTY CORPORATION
By: GoldenTree Asset Management, LP		By: GoldenTree Asset Management, LP

By	/s/ Thomas H. Shandell	By	/s/ Thomas H. Shandell
	Name: Thomas H. Shandell		Name: Thomas H. Shandell
	Title: Partner		Title: Partner

ALPHA U.S. SUBFUND II, LLC

		By	/s/ Thomas H. Shandell
Name: Thomas H. Shandell
Title: Partner

DELPHI FINANCIAL GROUP		TRANSPORTATION INVESTMENT PARTNERS, L.L.C.
By: GoldenTree Asset Management, LP

By	/s/ Thomas H. Shandell	By:	/s/ Steven A. Flyer
	Name: Thomas H. Shandell	Name:	Steven A. Flyer
	Title: Partner	Title:	Managing Director

CARAVELLE INVESTMENT FUND, L.L.C.		JOHN HANCOCK LIFE INSURANCE COMPANY

By: Trimaran Advisors, L.L.C., its Investment Manager and Attorney-in-Fact

By:	/s/ Steven A. Flyer	By:	/s/ Scott A. McFetridge
Name:	Steven A. Flyer	Name:	Scott A. McFetridge
Title:	Managing Director	Title:	Managing Director

/s/ James Cirar	/s/ Camillo M. Santomero
JAMES CIRAR	CAMILLO M. SANTOMERO

HANCOCK MEZZANINE PARTNERS, L.P.
By: John Hancock Life Insurance Company, its Investment Manager

By	/s/ Scott A. McFetridge
Name: Scott A. McFetridge
Title: Managing Director		Title:

Schedule A

Purchasers

CARAVELLE INVESTMENT FUND L.L.C.,

425 Lexington Avenue

New York, New York 10017

HANCOCK MEZZANINE PARTNERS, L.P.,

200 Claredon Street

Boston, Massachusetts 02117

JOHN HANCOCK LIFE INSURANCE COMPANY

200 Claredon Street

Boston, Massachusetts 02117

CAMILLO M. SANTOMERO III

Rabbit Hill

Sarles Street

Mount Kisco, New York 10549

JAMES D. CIRAR

980 North Michigan Avenue

Suite 1000

Chicago, Illinois 60611

TRANSPORTATION INVESTMENT PARTNERS, L.L.C

425 Lexington Avenue

New York, New York 10017

GOLDENTREE	HIGH YIELD MASTER FUND, LTD.

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

GOLDENTREE HIGH YIELD MASTER FUND II, LTD.

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

GOLDENTREE HIGH YIELD VALUE MASTER FUND, L.P.

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

DB STRUCTURED PRODUCTS, INC.

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

SAFETY NATIONAL CASUALTY CORPORATION

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

ALPHA U.S. SUBFUND II, LLC

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

DELPHI FINANCIAL GROUP

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535

GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP

c/o GoldenTree Asset Management, L.P.

300 Park Avenue

25th Floor

New York, NY 10022

Attention: Tom Shandell

Facsimile: (212) 847-3535